                                                                    EXHIBIT 99.1

CVEO Corporation f/k/a Converse Inc.
                                                         ----------------------------------------------------------
Shedule of Cash Receipts & Disbursements Form                Actual      Actual     Actual     Actual      Total
MOR1
$=thousands                                                 1/22-1/27   1/28-2/24   2/25-3/31  4/1-4/30   1/22-4/30

                                                               JAN         FEB         MAR       APR
CASH RECEIPTS:
Domestic Accounts                                               2,413       5,887      10,008    14,007      32,315
Outlet Stores                                                     255       1,227       1,533     1,495       4,510
Int'l Distributors                                              2,315       1,555       6,839     5,038      15,747
Subs- Europe                                                        -           -           -         -           -
           Iberia                                                   -           -           -         -           -
           Mexico                                                   -           -           -         -           -
           Japan(CJI)                                               -           -           -         -           -
Royalty Receipts                                                  119       2,411         385     1,074       3,989
Other Receipts                                                                127         116         9         252

   TOTAL RECEIPTS                                               5,102      11,207      18,881    21,623      56,813

DISBURSEMENTS:
Accounts Payable
   Raw Materials                                                   69         188         111        21         389
   Duties/Customs                                                  96         745         903       380       2,124
   Other Disbursements                                             14         920       1,549     1,436       3,919
   Traffic                                                         45         416         584       276       1,321
   Advertising/Mktg                                                 -         287          75        22         384
   Player Contracts                                                 -          59          42         -         101
   Rent                                                             -         252         268       258         778
   Capital Expenditures                                             -           -           -         -           -
   Income/Frchise Tax Pmts                                          -           -           -         -           -
   Float Adjustment                                              (224)       (780)        214       181        (609)

Total Accounts Payable                                              -       2,087       3,746     2,574       8,407

Foreign Fnshd Gds-L/C                                           1,141       6,738       7,665     3,909      19,453
FFG-Open Acct                                                       -           -           -         -           -
Payroll                                                             -       1,605       2,484     1,526       5,615
Tax Payments                                                      317       1,053       1,264       802       3,436
Europe                                                              -           -           -         -           -
Mexico                                                              -           -           -         -           -
Japan                                                               -          19         113         -         132
Singapore                                                           -          96          62        61         219
Other                                                             224         853       1,190       591       2,858
Restructuring Fees                                                  -          65          52       163         280

   TOTAL CASH
     DISBURSEMENTS                                              1,682      12,516      16,576     9,626      40,400

-------------------------------------------------------------------------------------------------------------------
NET CASH REC/DSB

BEFORE BA FIN                                                   3,420      (1,309)      2,305    11,997      16,413
-------------------------------------------------------------------------------------------------------------------


ADD  BA FINANCING                                               1,119       6,583       7,529       981      16,212

LESS BA MATURITY                                                  473       2,343       4,921    19,175      26,912

-------------------------------------------------------------------------------------------------------------------
NET CASH REC/DSB
AFTER BA FINANCING                                              4,066       2,931       4,913    (6,197)      5,713
-------------------------------------------------------------------------------------------------------------------




PAYROLL BKDWN.                                          M           -           -           -         -
(ACHed prior day                                        T           -           -           -         -
for value..)                                            W           -           -           -         -
                                                        Th          -           -           -         -
                                                        F           -           -           -         -


INTEREST/FEES;
   BANKS                                                           19         325         677       664       1,685
   NOTEHOLDERS                                                                370         877       147       1,394
   CONVERTIBLE NOTES                                                                                  -           -
   DIP FEE                                                                                393       250         643

PROCEEDS SALE OF BLDG                                                           -           -         -

REVOLVER BALANCE                                               34,983      32,747      29,781    37,039      37,039

LETTERS OF CREDIT
          ADD:                                                      -       3,397       4,542     1,747       9,686
          SUBTRACT:                                             1,140       6,736       7,756     3,818      19,450
TOTAL L/C                                                       9,099       5,760       2,546       477         477

BA REFINANCING
          ADD:                                                  1,119       6,583       7,529       981      16,212
          SUBTRACT:                                               473       2,342       4,920    19,174      26,909
TOTAL B/A REFI                                                 11,345      15,584      18,193         -           -

STANDBY L/C                                                       828         828         828       828         828

TOTAL LINE UTILIS.                                             56,255      54,920      51,348    38,344      38,344
                                                          ---------------------------------------------------------

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                 FEBRUARY 2001



                                                     Ending Balance
                                                         2/24/01
                                                     --------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                            2,989,389
     Accounts receivables                                38,899,951
     Receivable from subsidiaries                                 -
     Inventories                                         38,673,998
     Prepaid expenses and other current assets            2,444,792
                                                     --------------
               Total current assets                      83,008,130

Net property, plant and equipment                         5,688,533
Investment in subsidiaries                                        -
Other assets                                             10,941,862
                                                     --------------
                                                         99,638,525
                                                     ==============




LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                     48,331,263
     Current portion long-term debt                     102,907,687
     Notes payable                                         (137,628)
     Accounts payable                                    40,795,090
     Accrued expenses                                    17,558,907
     Income taxes payable                                 6,319,424
                                                     --------------
          Total current liabilities                     215,774,743

Current assets in excess of reorganization value         23,719,655


Stockholders' equity (deficiency):
     Common stock                                        17,535,556
     Additional paid in capital                           4,449,390
     Unearned compensation                                 (212,361)
     Retained deficit                                  (160,845,091)
     Cumulative currency translation adjustment            (783,367)
                                                     --------------
           Total stockholders' equity (deficiency)     (139,855,873)
                                                     --------------
                                                         99,638,525
                                                     ==============

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                 FEBRUARY 2001

                                             ------------------------------------
                                              Month of Feb. 2001   YTD Feb. 2001
                                             ------------------------------------
Net revenue                                          15,806,955        29,647,741
Cost of sales                                        11,457,235        21,284,654
                                             ------------------------------------
Gross profit                                          4,349,720         8,363,087

Selling, general and administrative expenses          3,030,258         6,725,337
Royalty income                                        1,615,820         3,155,332
Restructuring and other unusual charges                 933,220           933,220
                                             ------------------------------------

Earnings from operations                              2,002,062         3,859,862

Interest expense                                        875,526         2,945,301
Other (income) expense, net                             425,067         1,031,463
                                             ------------------------------------

Net income before income tax                            701,469          (116,902)

Income tax expense                                      241,031           469,846
                                             ------------------------------------

Net income                                              460,438          (586,748)
                                             ====================================

        CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
  CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                  MARCH 2001

                                                    Ending Balance
                                                        3/31/01
                                                    ---------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                            2,358,394
     Accounts receivables                                44,793,027
     Receivable from subsidiaries                                 -
     Inventories                                         30,733,428
     Prepaid expenses and other current assets            2,071,512
                                                    ---------------
               Total current assets                      79,956,361

Net property, plant and equipment                         5,281,316
Investment in subsidiaries                                        -
Other assets                                             11,190,948
                                                    ---------------
                                                         96,428,625
                                                    ===============


LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                     47,973,786
     Current portion long-term debt                     102,907,687
     Notes payable                                         (270,849)
     Accounts payable                                    38,795,500
     Accrued expenses                                    17,232,103
     Income taxes payable                                 6,488,902
                                                    ---------------
          Total current liabilities                     213,127,129

Current assets in excess of reorganization value         23,546,519


Stockholders' equity (deficiency):
     Common stock                                        17,553,048
     Additional paid in capital                           4,436,788
     Unearned compensation                                 (179,712)
     Retained deficit                                  (161,558,000)
     Cumulative currency translation adjustment            (497,147)
                                                    ---------------
           Total stockholders' equity (deficiency)     (140,245,023)
                                                    ---------------
                                                         96,428,625
                                                    ===============

      CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                  MARCH 2001


                                             --------------------------------------
                                              Month of Mar. 2001     YTD Mar. 2001
                                             -------------------------------------
Net revenue                                          24,214,403         53,862,144
Cost of sales                                        19,459,424         40,744,078
                                             -------------------------------------
Gross profit                                          4,754,979         13,118,066

Selling, general and administrative expenses          3,720,521         10,445,858
Royalty income                                        1,430,574          4,585,906
Restructuring and other unusual charges                 528,050          1,461,270
                                             -------------------------------------

Earnings from operations                              1,936,982          5,796,844

Interest expense                                      1,867,044          4,812,345
Other (income) expense, net                             558,884          1,590,347
                                             -------------------------------------

Net income before income tax                           (488,946)          (605,848)

Income tax expense                                      223,964            693,810
                                             -------------------------------------

Net income                                             (712,910)        (1,299,658)
                                             =====================================

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                                  APRIL 2001
                                  PRELIMINARY

                                                     Ending Balance
                                                         4/30/01
                                                     --------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                            2,029,827
     Accounts receivables                                35,011,801
     Receivable from subsidiaries                                 -
     Inventories                                         25,545,491
     Prepaid expenses and other current assets            1,580,054
                                                     --------------
               Total current assets                      64,167,173

Net property, plant and equipment                         5,119,321
Investment in subsidiaries                                        -
Other assets                                             11,091,163
                                                     --------------
                                                         80,377,657
                                                     ==============




LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                     37,038,206
     Current portion long-term debt                     102,907,687
     Notes payable                                          (94,754)
     Accounts payable                                    36,564,100
     Accrued expenses                                    15,845,426
     Income taxes payable                                 6,473,318
                                                     --------------
          Total current liabilities                     198,733,983

Current assets in excess of reorganization value         23,373,382


Stockholders' equity (deficiency):
     Common stock                                        17,553,048
     Additional paid in capital                           4,436,788
     Unearned compensation                                 (147,063)
     Retained deficit                                  (162,974,215)
     Cumulative currency translation adjustment            (598,266)
                                                     --------------
           Total stockholders' equity (deficiency)     (141,729,708)
                                                     --------------
                                                         80,377,657
                                                     ==============


Preliminary, subject to audit adjustments for Purchase Price adjustments

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
              APRIL 2001
              PRELIMINARY


                                             ----------------------------------
                                             Month of Apr. 2001   YTD Apr. 2001

                                             ----------------------------------
Net revenue                                      11,731,838         65,593,982
Cost of sales                                     9,061,949         49,806,027
                                             ---------------------------------
Gross profit                                      2,669,889         15,787,955

Selling, general and administrative expenses      2,151,702         12,597,560
Royalty income                                    1,009,123          5,595,029
Restructuring and other unusual charges             782,441          2,243,711
                                             ---------------------------------

Earnings from operations                            744,869          6,541,713

Interest expense                                  1,394,116          6,206,461
Other (income) expense, net                         578,854          2,169,201
                                             ---------------------------------

Net income before income tax                     (1,228,101)        (1,833,949)

Income tax expense                                  188,113            881,923
                                             ---------------------------------

Net income                                       (1,416,214)        (2,715,872)
                                             =================================

Preliminary, subject to audit adjustments for Purchase Price adjustments